UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

Wildermuth Endowment Strategy Fund

(Exact name of registrant as specified in charter)

11525 Park Woods Circle, Ste. 200

Alpharetta, GA 30005

(Address of principal executive offices) (Zip code)

Daniel Wildermuth

Wildermuth Advisory, LLC

11525 Park Woods Circle, Ste. 200

Alpharetta, GA 30005

(Name and address of agent for service)

COPIES TO:

John H. Grady

DLA Piper (U.S.), LLP

1650 Market Street, Ste. 4900

Philadelphia, Pennsylvania 19103

Registrant's telephone number, including area code: (888) 889-8981

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

December 31, 2017

WWW.WILDERMUTHENDOWMENTFUND.COM ● 1-888-889-8981 ●
DISTRIBUTED BY WILDERMUTH SECURITIES, LLC AND
UMB DISTRIBUTION SERVICES, LLC (MEMBERS OF FINRA)

Wildermuth Endowment Strategy Fund

Table of Contents

Letter to Shareholders	2
Portfolio Review	4
Portfolio Composition	6
Schedule of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers	37
Additional Information	40
Privacy Policy	42

Wildermuth Endowment Strategy Fund Letter to Shareholders December 31, 2017

Dear Investor:

We are pleased to present this annual report for the Wildermuth Endowment Strategy Fund (the “Fund”) covering the 12-month period from January 1, 2017 to December 31, 2017.

The asset classes that most contributed to the Fund’s performance included U.S. public equity, developed market equity, emerging market equity, private equity, real estate, and real estate debt. Asset classes such as absolute return (hedge funds), oil and gas, commodities, and fixed income also contributed to returns, but underperformed the broader Fund.

Public equity markets in the U.S. and abroad contributed to Fund’s total performance through delivering very strong overall returns. U.S. equities generated excellent returns with all of the Fund’s domestic strategies outperforming the overall Fund’s return. Similarly, international public equity investments in developed and emerging markets delivered even stronger returns than domestic markets.

Within private equity, successful company growth and development contributed to strong returns across the category. In the real estate sector, nearly all classifications enjoyed success, including multifamily, opportunistic, leisure, healthcare, and office. Returns were generated through both rental income and capital appreciation.

Absolute return as a category generated solid returns, with some positions creating substantial gains while others generated more muted performance.

Oil and gas enjoyed solid returns on the year after enduring a slow start. Commodities through the inclusion of equities operating within the commodities sector also added to the Fund’s returns although these returns were not as strong as others, reducing the Fund’s total return for the year.

A few other asset classes within the Fund experienced weak returns on the year. Fixed income’s contribution to Fund returns was muted and cash holdings generated near zero gains.

Wildermuth Endowment Strategy Fund Letter to Shareholders - Continued December 31, 2017

As we move through 2018, we believe that equity market prices remain somewhat elevated in spite of the market’s pullback early in the year. Similarly, some asset prices in non-traditional asset classes have also risen over the past few years leaving fewer obvious opportunities. Yet, we believe much opportunity to add value remains through the intelligent investment selection in both public and non-public markets. Within public markets, we believe our approach emphasizing individual security selection is particularly relevant for today’s market environment. We also remain excited about individual investment opportunities within many of the non-traditional asset classes, particularly private equity, real estate and increasingly absolute return. We also believe the Fund is uniquely positioned to benefit from the current investment environment.

Thank you for your continued confidence and support.

Sincerely,

Daniel Wildermuth
President and Chief Executive Officer, and
Chairman and Trustee of the Fund

May 2018

Performance data quoted represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-889-8981.

The expense ratio for as of the most recent prospectus (5/1/2017) is 5.46% gross/ 3.23% net for the A shares & 5.21% gross/ 2.98% net for the I shares. The advisor has contractually waived certain fund expenses through April 30, 2019. In the absence of such waiver, the returns would be reduced.

[1]	The Class I inception date was 4/28/2017.

[2]	Class A Shares have a maximum sales charge of 5.75%.

[3]

Morningstar’s annualized returns includes both income and capital gains or losses and is not adjusted for sales charges. Rankings are as of 12/31/17 and include the closed-end and open-end funds in the World Allocation Category. A fund with multiple share classes received a ranking for each eligible share class. 2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

[4]

The Sortino ratio is a variation of the Sharpe ratio that differentiates harmful volatility from total overall volatility by using the asset’s standard deviation of negative asset returns, called downside deviation.

[5]

Alpha is a measure of an investment’s performance on a risk-adjusted basis. It takes the volatility (price risk) of a security or fund portfolio and compares its risk-adjusted performance to a benchmark index. The excess return of the investment relative to the return of the benchmark index is its alpha.

Wildermuth Endowment Strategy Fund Portfolio Review December 31, 2017 (Unaudited)

The Fund’s performance figures* for each of the periods ended December 31, 2017, compared to its benchmarks:

	Two Years	One Year	Annualized Since Inception[1]
Class A	13.16%	15.07%	12.00%
Class A with Load[2]	9.70%	8.20%	9.71%
S&P 500® Total Return Index**	16.79%	21.83%	11.41%
Barclays U.S. Aggregate Bond Index***	3.09%	3.54%	2.24%

		One Year	Annualized Since Inception[3]
Class C		14.23%	14.15%
Class C with Sales Charge		13.23%[4]	14.15%
S&P 500® Total Return Index**		21.83%	19.28%
Barclays U.S. Aggregate Bond Index***		3.54%	2.41%

			Cumulative Since Inception[5,6]
Class I			10.87%
S&P 500® Total Return Index**			13.70%
Barclays U.S. Aggregate Bond Index***			1.92%

[1]	The Class A inception date is December 31, 2014.

[2]	Calculated using a maximum sales load. The maximum sales load was 6.00% from the Class A inception date through October 19, 2017. Effective October 20, 2017 the maximum sales load is 5.75%.

[3]	The Class C inception date is March 14, 2016.

[4]	Class C shares are subject to a Contingent Deferred Sales Charge of 1.00% on any shares redeemed within 365 days of purchase.

[5]	The Class I inception date is April 28, 2017.

[6]	Not annualized for periods less than one year.

*

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class A has a total annual operating expense of 5.46%, Class C has a total annual operating expense of 6.21%, and Class I has a total annual operating expense of 5.21%, respectively, per the prospectus dated May 1, 2017.

**	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

***

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through securities), ABS, and CMBS. Investors cannot invest directly in an index.

Wildermuth Endowment Strategy Fund Portfolio Review - Continued December 31, 2017 (Unaudited)

Growth of a $10,000 Investment

Holdings by type of Investment	% of Net Assets
Common Stocks	20.2%
Exchange Traded Funds	13.4
Commodity & Natural Resource Investments	4.4
Direct Real Estate	3.0
Hedge Funds	9.6
High Yield Loans	4.2
Private Equity	25.0
Private Equity Debt	3.8
Private Real Estate Investments	9.5
Public Real Estate Investments	1.2
Real Estate Loans	2.7
Warrants	0.0
Short-Term Investments, net	3.0
100.0%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Endowment Strategy Fund Portfolio Composition December 31, 2017

Country of Investment	Value	% of Net Assets
Australia	$473,782	0.6%
Belgium	376,443	0.5
Bermuda	62,365	0.1
Canada	841,549	1.0
Denmark	164,713	0.2
Finland	246,955	0.3
France	777,064	1.0
Germany	367,782	0.5
Ireland	3,366,643	4.2
Israel	240,923	0.3
Japan	2,419,069	3.0
South Korea	150,063	0.2
Luxembourg	140,575	0.2
Netherlands	287,905	0.4
New Zealand	243,381	0.3
Norway	106,795	0.1
Singapore	328,484	0.4
Spain	129,381	0.2
Sweden	185,147	0.2
Switzerland	119,979	0.1
United Arab Emirates	41,529	0.1
United Kingdom	382,556	0.5
United States	68,833,208	85.6
	$80,286,291	100.0%

Wildermuth Endowment Strategy Fund Schedule of Investments December 31, 2017

Shares, Principal Amount, or Units		Value
	COMMON STOCKS — 20.2%
	AGRICULTURE — 0.3%
839	Bunge, Ltd.	$56,280
2,367	Sipef SA	178,491
		234,771
	AIRLINES — 0.3%
35,701	Qantas Airways, Ltd.	140,737
2,075	Southwest Airlines Co.	135,809
		276,546
	APPAREL — 0.2%
6,350	Hanesbrands, Inc.	132,779

	AUTO MANUFACTURERS — 0.5%
18,200	Nissan Motor Co., Ltd.	181,515
3,300	Suzuki Motor Corp.	191,409
		372,924
	AUTO PARTS & EQUIPMENT — 0.3%
7,950	American Axle & Manufacturing Holdings, Inc.(a)	135,389
1,371	Tenneco, Inc.	80,258
		215,647
	BANKS — 2.1%
1,414	Capital One Financial Corp.	140,806
23,000	Chiba Bank, Ltd.	191,514
5,030	Customers Bancorp, Inc.(a)	130,730
10,600	Deutsche Bank AG	202,059
9,419	FNB Corp.	130,171
1,246	JPMorgan Chase & Co.	133,247
18,614	Mitsubishi UFJ Financial Group, Inc., ADR	135,324
20,800	Oversea-Chinese Banking Corp., Ltd.	192,840
4,600	Sumitomo Mitsui Trust Holdings, Inc.	182,652
2,222	Wells Fargo & Co.	134,809
2,300	Western Alliance Bancorp(a)	130,226
		1,704,378
	BEVERAGES — 0.2%
746	Constellation Brands, Inc., Class A	170,513

	BIOTECHNOLOGY — 0.1%
719	United Therapeutics Corp.(a)	106,376

	BUILDING MATERIALS — 1.1%
4,500	Asahi Glass Co., Ltd.	194,940
11,800	Nihon Flush Co., Ltd.	353,005
3,326	Owens Corning	305,792
		853,737

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Schedule of Investments - Continued December 31, 2017

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	CHEMICALS — 0.1%
559	LyondellBasell Industries NV, Class A	$61,669

	COMMERCIAL SERVICES — 0.6%
15,046	McMillan Shakespeare, Ltd.	203,830
789	S&P Global, Inc.	133,657
1,044	United Rentals, Inc.(a)	179,474
		516,961
	COMPUTERS — 0.2%
853	International Business Machines Corp.	130,867

	DISTRIBUTION/WHOLESALE — 0.2%
16,016	Inchcape PLC	169,542

	DIVERSIFIED FINANCIAL SERVICES — 0.7%
4,600	Ally Financial, Inc.	134,136
4,998	Intrum Justitia AB	185,147
32,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	190,608
3,225	Pzena Investment Management, Inc., Class A	34,411
		544,302
	ELECTRIC — 0.2%
6,100	Atlantica Yield PLC	129,381

	ELECTRONICS — 0.3%
40,700	Japan Display, Inc.(a)	82,376
3,230	Orbotech, Ltd.(a)	162,275
		244,651
	ENERGY-ALTERNATE SOURCES — 0.2%
14,846	Innergex Renewable Energy, Inc.	170,616

	ENGINEERING & CONSTRUCTION — 0.2%
2,956	Argan, Inc.	133,020

	FOOD — 1.1%
9,959	Amira Nature Foods, Ltd.(a)	41,529
12,510	Darling Ingredients, Inc.(a)	226,806
2,521	Fresh Del Monte Produce, Inc.	120,176
35,000	Huon Aquaculture Group, Ltd.	129,214
23,872	Synlait Milk, Ltd. - Australia(a)	123,048
23,500	Synlait Milk, Ltd. - New Zealand(a)	120,333
2,709	United Natural Foods, Inc.(a)	133,472
		894,578
	FOREST PRODUCTS & PAPER — 0.1%
3,949	Mercer International, Inc.	56,471

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Schedule of Investments - Continued December 31, 2017

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	GAS — 0.1%
1,153	UGI Corp.	$54,133

	HEALTHCARE-PRODUCTS — 0.2%
1,975	Henry Schein, Inc.(a)	138,013

	HEALTHCARE-SERVICES — 0.6%
2,121	Fresenius SE & Co. KGaA	165,722
6,841	HealthSouth Corp.	338,014
		503,736
	HOME FURNISHINGS — 0.2%
12,229	Panasonic Corp.	179,066

	INSURANCE — 0.1%
2,297	Unum Group	126,082

	INTERNET — 0.2%
678	Iliad SA	162,621

	IRON/STEEL — 0.2%
4,450	Ternium SA, ADR	140,576

	LEISURE TIME — 0.4%
8,000	Basic-Fit NV(a)(b)	193,180
2,494	Norwegian Cruise Line Holdings, Ltd.(a)	132,805
		325,985
	LODGING — 0.4%
1,350	Marriott International, Inc., Class A	183,235
1,170	Wyndham Worldwide Corp.	135,568
		318,803
	MACHINERY-DIVERSIFIED — 0.7%
763	Cummins, Inc.	134,777
394	Deere & Co.	61,665
9,300	Eagle Industry Co., Ltd.	174,029
1,615	Zebra Technologies Corp., Class A(a)	167,637
		538,108
	MEDIA — 0.1%
450	FactSet Research Systems, Inc.	86,742

	MINING — 0.4%
7,665	Coeur Mining, Inc.(a)	57,487
16,172	Hudbay Minerals, Inc.	142,314
558	Kaiser Aluminum Corp.	59,622

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Schedule of Investments - Continued December 31, 2017

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	MINING (Continued)
20,580	Yamana Gold, Inc.	$64,210
		323,633
	OIL & GAS — 1.0%
1,347	Andeavor	154,016
7,450	Enerplus Corp.	72,936
2,663	Marathon Oil Corp.	45,085
4,719	Murphy Oil Corp.	146,525
3,855	Neste Oyj	246,955
1,800	PBF Energy, Inc., Class A	63,810
2,538	Unit Corp.(a)	55,836
685	Valero Energy Corp.	62,958
		848,121
	OIL & GAS SERVICES — 0.2%
10,299	Subsea 7 SA	154,874

	PHARMACEUTICALS — 1.5%
7,826	Daiichi Sankyo Co., Ltd.	204,039
939	Johnson & Johnson	131,197
5,000	Lannett Co., Inc.(a)	116,000
7,661	Mitsubishi Tanabe Pharma Corp.	158,592
1,429	Novartis AG, ADR	119,979
3,069	Novo Nordisk A/S, ADR	164,713
7,000	Owens & Minor, Inc.	132,160
2,491	UCB SA	197,952
		1,224,632
	PIPELINES — 1.3%
6,809	Boardwalk Pipeline Partners LP	87,904
2,014	Buckeye Partners LP	99,794
3,564	DCP Midstream LP	129,480
3,500	Enbridge, Inc.	136,885
5,540	Energy Transfer Equity LP	95,620
2,360	Enterprise Products Partners LP	62,564
4,016	Genesis Energy LP	89,758
2,413	Phillips 66 Partners LP	126,321
2,684	Spectra Energy Partners LP	106,125
2,380	TC PipeLines LP	126,378
		1,060,829
	RETAIL — 0.8%
1,362	Asbury Automotive Group, Inc.(a)	87,168
1,845	CVS Health Corp.	133,762
3,442	Michaels Cos., Inc.(a)	83,262
4,425	MTY Food Group, Inc.	198,119

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Schedule of Investments - Continued December 31, 2017

Shares, Principal Amount, or Units		Value
	COMMON STOCKS (CONTINUED)
	RETAIL (Continued)
1,369	Wal-Mart Stores, Inc.	$135,189
		637,500
	SEMICONDUCTORS — 1.7%
528	Broadcom, Ltd.	135,643
2,531	Cirrus Logic, Inc.(a)	131,258
3,399	Intel Corp.	156,898
1,223	Lam Research Corp.	225,118
17,000	NEPES Corp.(a)	150,063
809	NXP Semiconductors NV(a)	94,726
2,420	Qorvo, Inc.(a)	161,172
1,188	Skyworks Solutions, Inc.	112,800
2,400	Synaptics, Inc.(a)	95,856
1,417	Texas Instruments, Inc.	147,991
		1,411,525
	SOFTWARE — 0.5%
1,920	Cerner Corp.(a)	129,389
759	Check Point Software Technologies, Ltd.(a)	78,648
1,240	Fiserv, Inc.(a)	162,601
		370,638
	TRANSPORTATION — 0.3%
2,550	Golar LNG Partners LP	58,140
6,890	Ship Finance International, Ltd.	106,795
26,426	Teekay Offshore Partners LP	62,365
		227,300
	TRUCKING & LEASING — 0.3%
4,365	Greenbrier Cos., Inc.	232,654

	TOTAL COMMON STOCKS (Cost $13,615,052)	16,185,300

	EXCHANGE TRADED FUNDS — 13.4%
	DEBT FUNDS — 2.8%
6,865	iShares Emerging Markets High Yield Bond	343,113
8,680	iShares Global High Yield Corporate Bond	437,906
1,118	iShares iBoxx $High Yield Corporate Bond	97,557
2,278	iShares iBoxx $Investment Grade Corporate Bond	276,914
7,792	iShares J.P. Morgan Emerging Markets Local Currency Bond(a)	375,574
2,450	iShares TIPS Bond	279,496
8,400	PowerShares International Corporate Bond Portfolio	231,756
1,860	SPDR Bloomberg Barclays International Corporate Bond	65,732
2,156	SPDR Citi International Government Inflation-Protected Bond	124,013
		2,232,061

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Schedule of Investments - Continued December 31, 2017

Shares, Principal Amount, or Units		Value
	EXCHANGE TRADED FUNDS (CONTINUED)
	EQUITY FUNDS — 10.6%
20,854	iShares MSCI All Peru Capped	$854,597
21,197	iShares MSCI Brazil Capped	857,419
18,618	iShares MSCI Chile Capped	971,115
24,600	iShares MSCI Frontier 100	814,752
23,465	iShares MSCI India	846,383
22,132	iShares MSCI Philippines	859,164
31,146	iShares MSCI Poland Capped	843,745
22,856	iShares MSCI Taiwan	827,616
9,128	iShares MSCI Thailand Capped	844,340
37,992	VanEck Vectors Russia	805,810
		8,524,941

	TOTAL EXCHANGE TRADED FUNDS (Cost $9,650,326)	10,757,002

	COMMODITY & NATURAL RESOURCE INVESTMENTS — 4.4%
—	Casillas Petroleum Resource Partners, LLC(c)	1,411,506
—	Kayne Anderson Energy Fund VII LP(c)	2,109,349
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $2,512,102)	3,520,855

	DIRECT REAL ESTATE — 3.0%
—	Brookwood SFL Investor Co-Investment Vehicle, LLC(c)(d)	1,401,882
—	RS17 Rexburg Preferred LLC(c)(d)	1,000,000
	TOTAL DIRECT REAL ESTATE (Cost $2,220,000)	2,401,882

	HEDGE FUNDS — 9.6%
—	Condire Resource Partners LP(c)	1,773,681
—	EJF Trust Preferred Fund LP(c)	1,076,235
—	Esulep LLC Permo Fund(c)	1,773,568
—	LJM Fund LP(c)	2,034,250
—	Rosebrook Opportunities Fund LP(c)(d)	1,067,583
	TOTAL HEDGE FUNDS (Cost $7,520,946)	7,725,317

	HIGH YIELD LOANS — 4.2%
$500,000	Atlanta Healthcare Property Consultants, LLC, 18.00%, 3/18/2018(c)	530,000
—	Direct Lending Income Fund LP(c)	1,808,196
1,000,000	Doctor's Hospice of Georgia, Inc., 18.00%, 3/18/2018(c)	1,060,000
	TOTAL HIGH YIELD LOANS (Cost $3,143,860)	3,398,196

	PRIVATE EQUITY — 25.0%
—	Abbott Secondary Opportunities LP(c)	294,233
144	Atlas Fintech Holdings Corp.(c)	1,656,000
2,500	Clear Guide Medical, Inc.(c)(d)	3,479,225
—	Committed Advisors Secondary Fund III(c)	614,443

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Schedule of Investments - Continued December 31, 2017

Shares, Principal Amount, or Units		Value
	PRIVATE EQUITY (CONTINUED)
2,033,849	DSI Digital, LLC - Series A Convertible Preferred Units(c)	$3,000,000
—	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(c)	396,813
10	GPB Automotive Portfolio LP(c)	457,313
—	Gravity Ranch Fund I LP(c)(d)	500,000
3,500,000	Metro Diner, LLC - Series B Units(c)	3,500,000
1,880,968	Metro Diner, LLC - Series II Common Units(c)	0
—	PineBridge Secondary Partners IV SLP(c)	200,154
—	Star Mountain Diversified Small Business Access Fund II LP(c)	727,513
—	Tout, Inc. - Series C Preferred Stock(c)	1,842,086
560,748	Waratek Ltd. - Series B-2 Shares(c)(d)	3,366,643
	TOTAL PRIVATE EQUITY (Cost $17,007,786)	20,034,423

	PRIVATE EQUITY DEBT — 3.8%
$500,000	Clear Guide Medical, Inc. - Convertible Note, 0.05%, 9/1/2018(c)	620,544
250,000	Clear Guide Medical, Inc. - Convertible Note, 10.00%, 7/6/2018(c)	260,000
1,200,000	Tout, Inc. - Convertible Promissory Note, 5.00%, 1/1/2018(c)	1,200,000
1,000,000	Tout, Inc. - Convertible Promissory Note, 8.00%, 5/12/2018(c)	1,000,000
	TOTAL PRIVATE EQUITY DEBT (Cost $2,950,000)	3,080,544

	PRIVATE REAL ESTATE INVESTMENTS — 9.5%
95,075	ARCTRUST, Inc.(c)	1,348,168
101,470	Cottonwood Residential, Inc.(c)	1,943,150
—	Harbert Seniors Housing Fund I LP(c)	1,028,046
—	PCG Select Series I LLC - Series A Preferred Stock(c)	800,000
418,410	PRISA III Fund LP(c)	433,739
—	RRA Credit Opportunity Fund LP(c)(d)	659,333
56	Shopoff Land Fund III LP(c)	45,282
—	Stonehill Strategic Hotel Credit Opportunity Fund II LP(c)	998,345
—	Walton Street Real Estate Fund VIII LP(c)	365,541
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $6,590,197)	7,621,604

	PUBLIC REAL ESTATE INVESTMENTS — 1.2%
	PUBLIC NON-TRADED REAL ESTATE INVESTMENT TRUSTS — 1.2%
111,521	Behringer Harvard Opportunity(c)	217,466
18,060	Black Creek Diversified Property Fund, Inc.(c)	134,189
136,771	Highlands REIT, Inc.(c)	45,135
153,283	Inventrust Properties Corp.(c)	504,301
3,330	Phillips Edison Grocery Center(c)	36,628
		937,719
	PUBLIC NON-TRADED REAL ESTATE LIMITED PARTNERSHIP — 0.0%
1,725	Uniprop Manufactured Housing Communities Income Fund II(c)	22,511
	TOTAL PUBLIC REAL ESTATE INVESTMENTS (Cost $779,384)	960,230

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Schedule of Investments - Continued December 31, 2017

Shares, Principal Amount, or Units		Value
	REAL ESTATE LOANS — 2.7%
$388,097	Airport Center Development Partners, LLC, 9.50%, 9/17/2018(c)	$388,097
400,000	Dog Wood Park of Northeast Florida, LLC, 9.50%, 3/21/2018(c)	400,000
500,000	Dot Square Partners II, LLC, 9.50%, 7/7/2018(c)	500,000
400,000	Hauiki Hui, LLC, 9.50%, 1/1/2018(c)	400,000
500,000	Saratoga Springs Partners, LLC, 9.50%, 11/1/2017(c)(e)	500,000
	TOTAL REAL ESTATE LOANS (Cost $2,090,752)	2,188,097

	WARRANTS — 0.0%
100	Atlas Fintech Holdings Corp., Exercise Price $13,000, Notional: $1,300,000, 12/20/2021(a)(c)	0
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Notional: $657,800, 8/9/2022(a)(c)	0
	TOTAL WARRANTS (Cost $0)	0

	SHORT-TERM INVESTMENTS — 5.8%
4,678,090	Fidelity Institutional Government Portfolio - Institutional Class, 1.18%(f)	4,678,090
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,678,090)	4,678,090

	TOTAL INVESTMENTS — 102.8% (Cost $72,758,495)	82,551,540
	Liabilities less other assets — (2.8)%	(2,265,249)

	TOTAL NET ASSETS —100.0%	$80,286,291

ADR – American Depositary Receipt

LLC – Limited Liability Company

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SLP – Special Limited Partnership

(a)	Non-income Producing

(b)	144A Restricted Security

(c)	Illiquid Security. Total illiquid securities represent 63.44% of net assets as of December 31, 2017.

(d)	Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(e)	Security is in default

(f)	Represents the current rate as of December 31, 2017.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Statement of Assets and Liabilities As of December 31, 2017

Assets:
Investments in unaffiliated issuers at fair value (cost $63,240,252)	$71,076,874
Investments in affiliated issuers at value (cost $9,518,243)	11,474,666
Cash	120,000
Receivables:
Investment securities sold	245,113
Miscellaneous receivable	1,609
Dividends and interest	222,575
Fund shares sold	31,344
Prepaid expenses	23,771
Total assets	83,195,952

Liabilities:
Payables:
Due to custodian	2,747,180
Investment Advisor fees	10,690
Professional fees	52,270
Shareholder servicing fees	24,358
Transfer agent fees and expenses	19,255
Fund accounting & administration	14,399
Custody fees	5,167
Distribution fees	11,081
Accrued other liabilities	25,261
Total liabilities	2,909,661
Net Assets	$80,286,291

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	$69,758,678
Accumulated net investment loss	(37,069)
Accumulated net realized gain on investments	797,654
Net unrealized appreciation (depreciation) on:
Investments	9,793,045
Foreign currency translations	(26,017)
Net Assets	$80,286,291

Net Assets:
Class A	$61,568,247
Class C	18,434,883
Class I(1)	283,161
Net Assets	$80,286,291

Shares of Beneficial Interest Issued and Outstanding:
Class A shares	4,661,842
Class C shares	1,415,697
Class I shares(1)	21,339
Total Shares Outstanding	6,098,878

Net Asset Value, Offering Price and Redemption Proceeds per Share(2)
Class A	$13.21
Class C(3)	$13.02
Class I(1)	$13.27
Class A - Maximum offering price per share (Net asset value per share divided by 0.9425)(4)	$14.02

(1)	Class I inception date was April 28, 2017.

(2)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

(3)	Class C Shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase.

(4)	Reflects a maximum sales charge of 5.75%.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Statement of Operations For the year ended December 31, 2017

Investment Income:
Dividends from unaffiliated issuers (net of foreign withholding taxes of $15,917)	$829,676
Dividends from affiliated issuers (net of foreign withholding taxes of $0)	660
Interest	385,372
Total investment income	1,215,708

Expenses:
Advisory fees (see Note 4)	844,430
Legal fees	237,001
Transfer agent fees	130,109
Accounting & administration servicing fees	127,652
Shareholder servicing fees - Class A	112,642
Distribution fees - Class C	84,029
Printing and postage expenses	75,181
Registration fees	56,601
Trustees' fees	52,250
Chief compliance officer fees	44,370
Miscellaneous expenses	39,295
Chief financial officer fees	39,144
Custodian fees	31,367
Shareholder servicing fees - Class C	28,010
Insurance expense	25,619
Audit fees	22,500
Total expenses	1,950,200
Expenses waived from Adviser (see Note 4)	(458,874)
Net expenses	1,491,326
Net investment loss	(275,618)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,654,173
Foreign currency transactions	(3,624)
Realized gain distributions from investment companies	1,016
Total net realized gain	1,651,565
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,947,664
Investments in affiliated issuers	1,206,037
Foreign currency translations	(25,992)
Total net change in unrealized appreciation (depreciation)	7,127,709
Net realized and unrealized gain on investments and foreign currency	8,779,274

Net Increase in Net Assets from Operations	$8,503,656

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Statements of Changes in Net Assets

	For the year ended December 31, 2017	For the year ended December 31, 2016
Change in Net Assets From:
Operations:
Net investment loss	$(275,618)	$(123)
Net realized gain on investments	1,650,549	3,643
Distributions of realized gains by underlying investment companies	1,016	12,670
Net change in unrealized appreciation (depreciation) on investments	7,127,709	2,584,553
Net increase in net assets resulting from operations	8,503,656	2,600,743

Distributions to Shareholders:
From return of capital - Class A	(635,374)	(351,953)
From return of capital - Class C	(158,005)	(27,113	)(2)
From return of capital - Class I(1)	(181)	—
From net realized gains - Class A	(841,001)	—
From net realized gains - Class C	(254,006)	—	(2)
From net realized gains - Class I(1)	(3,838)	—
Total distributions to shareholders	(1,892,405)	(379,066)

Capital Share Transactions:
Net proceeds from Class A shares sold	27,369,426	15,811,022
Net proceeds from Class C shares sold	12,129,974	4,773,737	(2)
Net proceeds from Class I shares sold(1)	271,389	—
Reinvestment of distributions from Class A shares	978,879	224,283
Reinvestment of distributions from Class C shares	389,638	24,899	(2)
Reinvestment of distributions from Class I shares(1)	3,736	—
Cost of Class A shares redeemed	(3,788,422)	(867,149)
Cost of Class C shares redeemed	(319,132)	(20,000	)(2)
Cost of Class I shares redeemed(1)	—	—
Redemption fees	2,666	1,443
Net increase from capital share transactions	37,038,154	19,948,235

Net change in net assets	43,649,405	22,169,912

Net Assets:
Beginning of year	36,636,886	14,466,974
End of year	$80,286,291	$36,636,886

Accumulated net investment income (loss)	$(37,069)	$—

Transactions in Shares:
Issuance of Class A shares	2,205,487	1,399,946
Issuance of Class C shares	988,431	421,583	(2)
Issuance of Class I Shares(1)	21,051	—
Class A shares reinvested	77,225	20,041
Class C shares reinvested	31,088	2,177	(2)
Class I shares reinvested(1)	288	—
Class A shares redeemed	(303,960)	(77,088)
Class C shares redeemed	(25,841)	(1,741	)(2)
Class I shares redeemed(1)	—	—
Net increase in shares of beneficial interest outstanding	2,993,769	1,764,918

(1)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

(2)	Reflects operations for the period from March 14, 2016 (inception date) to December 31, 2016.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Statement of Cash Flows

For the year ended December 31, 2017
Cash flows from operating activities:
Net increase in net assets from operations	$8,503,656
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(63,784,325)
Purchase of short term investments, net	(2,908,849)
Proceeds from sale of investments	27,433,678
Net realized gain from investments	(1,654,173)
Distributions of realized gains by underlying investment companies	(1,016)
Net unrealized appreciation on investments	(7,153,701)
Return of capital and non-income distributions received	1,439,527

Changes in assets and liabilities
(Increase)/Decrease in assets:
Receivable from tax credit	244,927
Due from Investment Adviser	50,837
Dividend and interest receivable	(153,181)
Receivable for investment securities sold	(245,113)
Miscellaneous receivable	(1,609)
Funded commitment	300,000
Prepaid expenses and other assets	20,955
Increase/(Decrease) in liabilities:
Payable to custodian	2,747,180
Payable to Investment Adviser	10,690
Payable for professional fees	24,870
Payable for shareholder servicing fees	8,682
Payable for fund accounting and administration fees	4,946
Payable for custody fees	1,249
Payables for transfer agent fees and expenses	7,690
Payable for distribution fees	8,151
Accrued expenses and other liabilities	13,274
Net cash used in operating activities	(35,081,655)

Cash flows from financing activities:
Proceeds from shares sold	39,825,743
Cost of shares redeemed, net of redemption fees	(4,104,888)
Cash distributions paid, net of reinvestment	(520,152)
Net cash provided by financing activities	35,200,703

Net increase in cash	119,048
Cash at beginning of year	952
Cash at end of period	$120,000

Supplemental disclosure of non-cash activity:
Reinvestment of distributions	$1,372,253

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Financial Highlights – Class A

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2017(1)	For the year ended December 31, 2016(1)	For the period ended December 31, 2015(7)

Net asset value, beginning of period	$11.81	$10.79	$10.00

Income from Investment Operations:
Net investment income (loss)(2)	(0.04)	0.01	0.05
Net realized and unrealized gain	1.80	1.19	0.93	(8)
Total from investment operations	1.76	1.20	0.98
Less Distributions:
From net investment income	—	—	(0.03)
From return of capital	(0.18)	(0.18)	(0.16)
From net realized gains	(0.18)	—	—
Total distributions	(0.36)	(0.18)	(0.19)

Net asset value, end of period	$13.21	$11.81	$10.79

Total return(3)	15.07%	11.27%	9.74	%(9)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$61,568	$31,686	$14,467
Ratio of expenses before waivers to average net assets(4)	3.32%	4.73%	16.65	%(10)
Ratio of net expenses to average net assets(4)(5)	2.50%	2.50%	2.50	%(10)
Ratio of net investment income (loss) to average net assets(4)(6)	(0.35)%	0.07%	0.49	%(10)
Portfolio turnover rate	51%	55%	107	%(9)

(1)	Redemption fees consisted of per share amounts of less than $0.01

(2)	Per share amounts calculated using the average shares method.

(3)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a maximum sales load of offering price. If the sales charge was included total returns would be lower. The maximum sales load in 2016 and 2015 was 6.00% of offering price. Effective October 20, 2017 the maximum sales load was changed to 5.75% of offering price.

(4)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The Wildermuth Endowment Strategy Fund commenced operations on January 2, 2015 (inception date 12/31/2014).

(8)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended December 31, 2015, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(9)	Not annualized.

(10)	Annualized.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Financial Highlights – Class C

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended December 31, 2017	For the period ended December 31, 2016(6)

Net asset value, beginning of period	$11.73	$10.68

Income from Investment Operations:
Net investment loss(1)	(0.13)	(0.07)
Net realized and unrealized gain	1.78	1.25
Total from investment operations	1.65	1.18
Less Distributions:
From return of capital	(0.18)	(0.13)
From net realized gains	(0.18)	—
Total distributions	(0.36)	(0.13)

Net asset value, end of period	$13.02	$11.73

Total return(2)	14.23%	11.10	%(7)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,435	$4,951
Ratio of expenses before waivers to average net assets(3)	4.07%	5.63	%(8)
Ratio of net expenses to average net assets(3)(4)	3.25%	3.25	%(8)
Ratio of net investment loss to average net assets(3)(5)	(1.08)%	(0.77	)%(8)
Portfolio turnover rate	51%	55	%(7)

(1)	Per share amounts calculated using the average shares method.

(2)

Total returns would have been lower had certain expenses not been waived or absorbed by the Adviser. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on any shares sold within 365 days of purchase. If the sales charge was included total returns would be lower.

(3)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Reflects operations for the period from March 14, 2016 (inception date) to December 31, 2016.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout the period.

For the period ended December 31, 2017(1)

Net asset value, beginning of period	$12.26

Income from Investment Operations:
Net investment income(2)	0.02
Net realized and unrealized gain	1.30
Total from investment operations	1.32
Less Distributions:
From return of capital	(0.13)
From net realized gains	(0.18)
Total distributions	(0.31)

Net asset value, end of period	$13.27

Total return(3)	10.87%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$283
Ratio of expenses before waivers to average net assets(4)(5)	3.24%
Ratio of net expenses to average net assets(4)(5)(6)	2.25%
Ratio of net investment income to average net assets(4)(5)(7)	0.26%
Portfolio turnover rate(3)	51%

(1)	Reflects operations for the period from April 28, 2017 (inception date) to December 31, 2017.

(2)	Per share amounts calculated using the average shares method.

(3)	Not annualized.

(4)	Annualized.

(5)

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by Adviser.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Endowment Strategy Fund Notes to Financial Statements December 31, 2017

1. ORGANIZATION

Wildermuth Endowment Strategy Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013, and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund will pursue its objective by investing in assets that Wildermuth Advisory, LLC (the “Adviser”) believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund is engaged in a continuous offering, up to a maximum of 25 million shares of beneficial interest, and will operate as an interval fund that will offer to make quarterly repurchases of shares at the Fund’s net asset value (“NAV”). The Fund currently offers three different classes of shares: Class A, Class C, and Class I shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Committee shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Fair Value Committee deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non U.S. dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

If market quotations are not readily available, securities are valued at fair values as determined in good faith by the Board of Trustees (the “Board”). The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to the Fair Value Committee, subject to Valuation Committee and ultimately Board oversight. The Fair Value Committee will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. As appropriate, the Valuation Committee and the Board will review any securities valued by the Fair Value Committee in accordance with the Fund’s valuation policies during these periodic reports.

Investments in privately placed debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value.

Investment Funds that are Hedge Funds, Private Equity Fund, Private Real Estate Funds and Non-Traded REITs (“Non-Traded Funds”), as a general matter, the fair value of the Fund’s interest in a Non-Traded Fund will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Investments in Non-Traded Funds are recorded at fair value, using the Portfolio Fund’s net asset value as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Fair Value Committee, acting under the Valuation Committee and ultimately the Board’s supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Fair Value Committee will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Fund’s Pricing Committee on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Fund’s Board of Trustees on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its net asset value per share. The market value of securities fair valued on December 31, 2017 was $6,999,974, which represents 2.30% of net assets.

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Investments in Non Traded Funds are recorded at fair value, using the Non Traded Funds net asset value as a practical expedient. Investments measured using the net asset value practical expedient are not required to be categorized in the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of December 31, 2017:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient**		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Common Stock*	$—		$16,185,300	$—	$—	$16,185,300
Exchange Traded Funds*	—		10,757,002	—	—	10,757,002
Commodity & Natural Resource Investments	2,109,349	(1)(8)(9)	—	—	1,411,506	3,520,855
Direct Real Estate	1,401,882	(2)(8)(9)	—	—	1,000,000	2,401,882
Hedge Funds	7,725,317	(3)(8)(9)	—	—	—	7,725,317
High Yield Loans	1,808,196	(4)(8)(9)	—	—	1,590,000	3,398,196
Private Equity	2,233,156	(5)(8)(10)	—	—	17,801,267	20,034,423
Private Equity Debt	—		—	—	3,080,544	3,080,544
Private Real Estate Investments	4,285,004	(6)(8)(9)	—	—	3,336,600	7,621,604
Public Real Estate Investments*	549,436	(7)(8)(9)	—	—	410,794	960,230
Real Estate Loans	—		—	—	2,188,097	2,188,097
Warrants	—		—	—	—	—
Short Term Investments	—		4,678,090	—	—	4,678,090
Total	$20,112,340		$31,620,392	$—	$30,818,808	$82,551,540

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

**

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

(1)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Kayne Anderson Energy Fund VII LP	Not Applicable	Not Applicable	Capital Gains	Purchase oil and gas companies; extraction and production companies.	N/A

(2)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Brookwood SFL Investor Co-Investment Vehicle, LLC	Not Applicable	Not Applicable	Capital gains and Current income	Real Estate	N/A

(3)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Condire Resource Partners LP	Quarterly	45 days	Capital Gains	Long/short mining and energy	12 months
	EJF Trust Preferred Fund LP	Not Applicable	Not Applicable	Capital Gains and Income	Event driven with focus on financials	3 years
	Esulep LLC Permo Fund	Monthly	21 days	Capital Gains	S&P futures and options spreads	N/A
	LJM Fund LP	Monthly	10 days	Income	Buy and sell options on the S&P futures index	N/A
	Rosebrook Opportunities Fund LP	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A

(4)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Direct Lending Income Fund LP	Quarterly	35 days	Current Income	Buying existing small business loans	N/A

(5)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Abbot Secondary Opportunities LP	Not Applicable	Not Applicable	Capital Gains	Purchase private equity funds on secondary market	N/A
	Committed Advisors Secondary Fund III	Not Applicable	Not Applicable	Capital Gains	Private equity fund with a global focus	N/A
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

N/A
	Pinebridge Secondary Partners IV SLP	Not Applicable	Not Applicable	Capital Appreciation	Private equity fund of funds	N/A
	Star Mountain Diversified Small Business Access Fund II LP	Not Applicable	Not Applicable	Capital Appreciation	Structured Credit	N/A

(6)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Harbert Seniors Housing Fund I LP	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	None
	PCG Select Series I LLC - Series A Preferred Stock	Not Applicable	Not Applicable	Income	Real estate loans	N/A
	PRISA III Fund LP	Quarterly	15 days	Capital Appreciation and Income	Diversified value-add real estate portfolio that targets above average real estate returns.	N/A
	RRA Credit Opportunity Fund LP	Not Applicable	Not Applicable	Current Income	Real estate backed lending	N/A
	Stonehill Strategic Hotel Credit Opportunity Fund II LP	Not Applicable	Not Applicable	Capital Gains	Value added lending to hospitality assets	N/A
	Walton Street Real Estate Fund VIII LP	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	N/A

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

(7)	Security	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period
	Highlands REIT, Inc.	Not Applicable	Not Applicable	Capital gains/Current income	Real Estate Investment Trust	N/A
	Inventrust Properties Corp.	Not Applicable	Not Applicable	Capital gains/Current income	Real Estate Investment Trust	N/A

(8)

Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(9)	These investments are domiciled in the United States.

(10)	These investments are domiciled in the United States with the exception of Committed Advisors Secondary Fund III.

For the year ended December 31, 2017, there were no transfers in and out of Level 1 and Level 2 or into Level 3. The transfers out of Level 3 in the following table represent securities now being valued using practical expedient, which is not included in the fair value measurement hierarchy. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2017	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases	Sales or Conversions	Net realized gain	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance December 31, 2017
Wildermuth Endowment Strategy Fund
Commodity & Natural Resource Investments	$856,834	$—	$—	$—	$—	$—	$—	$554,672	$1,411,506
Direct Real Estate	—	—	—	1,000,000	—	—	(30,000)	30,000	1,000,000
High Yield Loans	—	—	—	1,518,860	—	—	—	71,140	1,590,000
Private Equity	5,089,793	—	—	10,727,042	—	—	(5,073)	1,989,505	17,801,267
Private Equity Debt	—	—	—	2,950,000	—	—	—	130,544	3,080,544
Public Non-Traded Business
Development Companies	718,716	—	—	—	(688,590)	43,310	—	(73,436)	—
Private Real Estate Investments	4,953,388	—	(1,800,000)	—	—	—	(4,243)	187,455	3,336,600
Public Real Estate Investments	1,776,721	—	(393,559)	—	(503,731)	39,114	(102,130)	(405,621)	410,794
Real Estate Loans	—	—	—	2,200,000	(11,248)	—	(98,000)	97,345	2,188,097
Warrants	—	—	—	—	—	—	—	—	—
	$13,395,452	$—	$(2,193,559)	$18,395,902	$(1,203,569)	$82,424	$(239,446)	$2,581,604	$30,818,808

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments as of December 31, 2017 is $2,869,588.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

The following is a summary of quantative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of December 31, 2017:

Type of Level 3 Investment	Fair Value as of December 31, 2017	Valuation Technique	Unobservable Inputs	Range
Commodity & Natural Resource Investments	$ 1,411,506	Discounted Cash Flow	NYMEX future strip for WTI crude oil	$51.67/bbl - $59.55/bbl
			NYMEX future strip for Henry Hub gas	$2.81/MMBTU - $2.89/MMBTU
			Discount Rate	10%
Private Equity
Private Equity	$ 6,278,624	Income Approach	Growth Rate	2% - 243%
Private Equity Debt	$ 3,080,544		Discount Rate	14% - 20.20%

		Guideline transaction comparison	Projected revenue multiple	5.20x - 5.70x
		Guideline company comparison	Projected revenue multiple	3.40x - 3.80x
		Guideline company comparison	LTM revenue multiple	0.57x - 3.8x
			Control Premium	30%

		Option pricing method	Volatility	80.80%
			Risk Free Rate	1.94%

The following is a summary of quantative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of December 31, 2017:

Type of Level 3 Investment	Fair Value as of December 31, 2017	Valuation Technique
Direct Real Estate	$ 1,000,000	Recent Transaction Value
High Yield Loans - Short Term	$ 1,590,000	Face Value
Private Real Estate Investments	$ 3,336,600	Recent Transaction Value
Real Estate Loans - Short Term	$ 2,188,097	Face Value
Private Equity	$ 11,522,643	Recent Transaction Value
Public Real Estate Investments	$ 410,794	Share Price

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex- dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Investment Companies – The Fund may obtain investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as ETFs, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for open tax years 2015, 2016, and 2017. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended December 31, 2017, the Fund had contributions to capital due to redemption fees in the amount of $2,666.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended December 31, 2017, amounted to $63,784,325 and $27,433,678, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Advisory Fees – The Adviser is entitled to receive a monthly fee equal to the annual rate of 1.50% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Adviser earned $844,430 in advisory fees.

Expense limitation agreement – The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through April 30, 2019. For the year ended December 31, 2017, the Adviser waived $458,874 in advisory fees to the Fund in accordance with this agreement. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed. Any waiver or reimbursement of fees by the Adviser is subject to repayment by the Fund within three years following such waiver or reimbursement; provided, however, that (i) the Fund is able to make such repayment without exceeding the expense limitation in place at the time the fees being repaid were waived or the Fund’s current expense limitation, whichever is lower, and (ii) such repayment is approved by the Fund’s Board of Trustees. The Expense Limitation Agreement will remain in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by the Board of Trustees. The Expense Limitation Agreement may be terminated only by the Fund’s Board on 60 days’ written notice to the Adviser. During the year ended December 31, 2017, the Adviser did not recoup any expenses. As of December 31, 2017, $703,853 is subject to recoupment through December 31, 2018, $525,023 through December 31, 2019, and $458,874 through December 31, 2020, to the extent the Expense Limitation Agreement is still in effect.

Distribution Agreement – The Fund has adopted a Distribution Agreement (the “Agreement”). The Agreement provides that a monthly distribution fee is calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C. Class A and Class I shares are not currently subject to a distribution fee. For the year ended December 31, 2017, $84,029 had been expensed for Class C distribution fees. Wildermuth Securities, LLC (an affiliate to the Adviser) is a principal co-distributor of the Fund, and is compensated for its services, which is a related party fee.

Shareholder Services Plan – The Fund has adopted a Shareholder Services Plan and Agreement (the “Plan). The Plan provides that a monthly service fee is calculated up to an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. Class I shares are not included under the Plan and are not subject to a 0.25% average daily net asset fee. For the year ended December 31, 2017, Class A had expensed $112,642 in shareholder service fees and Class C had expensed $28,010. The Plan is with Wildermuth Advisory, LLC (the Adviser), who is compensated for its services, which is a related party fee.

Trustees – Each Independent Trustee receives a retainer of $5,000 per year, plus $2,500 for each board or board committee meeting the trustee attends in person ($3,000 for attendance by the chairperson of the audit committee at each meeting of the audit committee), or $500 for each meeting the trustee attends telephonically. If there is a meeting of the Board and one or more committees in a single day, the fees will be limited to $3,000 per day ($3,500 for the chairperson of the audit committee if there is a meeting of such committee) for

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

an in person meeting and $750 ($1,000 for the chairperson of the audit committee if there is a meeting of such committee) for meetings attended telephonically. No “interested persons” who serve as Trustees of the Fund received any compensation for their services as Trustees. None of the executive officers received compensation from the Fund.

5. FEDERAL TAX INFORMATION

At December 31, 2017, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$72,056,321
Gross unrealized appreciation	$11,137,384
Gross unrealized depreciation	(642,165)
Net unrealized appreciation on investments	$10,495,219

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated realized gain (loss) as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (504,254)	$ 238,549	$ 265,705

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	58,411
Tax accumulated earnings	58,411
Accumulated capital and other losses	—
Net unrealized appreciation on investments	10,495,219
Net unrealized depreciation on foreign currency translations	(26,017)
Total accumulated earnings/(deficit)	$10,527,613

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gains	1,098,845	—
Return of capital	793,560	379,066
Total distributions paid	$1,892,405	$379,066

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the fiscal year ended December 31, 2017, the Fund utilized $180,941 of short-term non-expiring capital loss carryovers and $20,422 of long-term non-expiring capital loss carryovers.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

6. REPURCHASE OFFERS

Pursuant to Rule 23c 3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the year ended December 31, 2017, the Fund completed four quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

Repurchase Pricing Date	February 1, 2017	May 1, 2017	July 31, 2017	October 30, 2017
% of Shares Offered - Total Fund	5.00%	5.00%	5.00%	5.00%
Number of Shares Offered - Total Fund	164,990	198,691	241,906	281,900
Pricing Date Net Asset Value - Class A	$ 11.96	$ 12.27	$ 12.43	$ 12.82
Pricing Date Net Asset Value - Class C	$ 11.87	$ 12.16	$ 12.29	$ 12.66
Pricing Date Net Asset Value - Class I	Not Applicable	$ 12.27	$ 12.43	$ 12.88
Number of Shares Tendered - Class A	42,412	62,602	95,990	102,956
Number of Shares Tendered - Class C	5,596	1,143	8,156	10,946
Number of Shares Tendered - Class I	Not Applicable	—	—	—
% of Shares Tendered - Total Fund	1.45%	1.60%	2.15%	2.02%

7. INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each illiquid restricted security held by the Fund on December 31, 2017 is as follows:

Security	Initial Acquisition Date	Shares or Principal	Cost	Value	% of Net Assets
Abbott Secondary Opportunities LP	April 13, 2017	—	$244,653	$294,233	0.37%
Airport Center Development Partners, LLC 9.50%, 9/17/2018	March 21, 2017	388,097	366,752	388,097	0.48%
ARCTRUST, Inc.	June 30, 2016	95,075	1,115,592	1,348,168	1.68%
Atlanta Healthcare Property Consultants, LLC, 18.00%, 3/18/2018	May 19, 2017	500,000	506,926	530,000	0.66%
Atlas Fintech Holdings Corp.	December 20, 2016	144	1,506,000	1,656,000	2.06%
Behringer Harvard Opportunity	February 17, 2015	111,521	237,920	217,466	0.27%
Black Creek Diversified Property Fund, Inc.	June 2, 2015	18,060	$106,315	$134,189	0.17%
Brookwood SFL Investor Co-Investment Vehicle, LLC	November 3, 2017	—	1,250,000	1,401,882	1.75%

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

Security	Initial Acquisition Date	Shares or Principal	Cost	Value	% of Net Assets
Casillas Petroleum Resource Partners, LLC	October 11, 2016	—	856,834	1,411,506	1.76%
Clear Guide Medical, Inc.	April 19, 2016	2,500	2,250,000	3,479,225	4.33%
Clear Guide Medical, Inc. - Convertible Note, 0.05%, 9/1/2018	September 1, 2017	500,000	500,000	620,544	0.77%
Clear Guide Medical, Inc. - Convertible Note, 10.00%, 7/6/2018	November 21, 2017	250,000	250,000	260,000	0.32%
Committed Advisors Secondary Fund III	March 30, 2017	—	435,669	614,443	0.77%
Condire Resource Partners LP	May 30, 2017	—	1,645,000	1,773,681	2.21%
Cottonwood Residential, Inc.	February 17, 2015	101,470	1,428,640	1,943,150	2.42%
Direct Lending Income Fund LP	April 29, 2016	—	1,625,000	1,808,196	2.25%
Doctor's Hospice of Georgia, Inc., 18.00%, 3/18/2018	June 13, 2017	1,000,000	1,011,934	1,060,000	1.32%
Dog Wood Park of Northeast Florida, LLC, 9.50%, 3/21/2018	March 21, 2017	400,000	382,000	400,000	0.50%
Dot Square Partners II, LLC, 9.50%, 7/7/2018	July 11, 2017	500,000	477,500	500,000	0.62%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	2,033,849	3,000,000	3,000,000	3.74%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	386,444	396,813	0.49%
EJF Trust Preferred Fund LP	August 23, 2017	—	1,000,000	1,076,235	1.34%
Esulep LLC Permo Fund	May 24, 2017	—	1,710,000	1,773,568	2.21%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	457,313	0.57%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	500,000	0.62%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	955,808	1,028,046	1.28%
Hauiki Hui, LLC, 9.50%, 1/1/2018	January 4, 2017	400,000	382,000	400,000	0.50%
Highlands REIT, Inc.	April 28, 2016	136,771	34,827	45,135	0.06%
Inventrust Properties Corp.	March 2, 2015	153,283	358,732	504,301	0.63%
Kayne Anderson Energy Fund VII LP	September 12, 2016	—	1,655,269	2,109,349	2.63%
LJM Fund LP	October 30, 2017	—	2,000,000	2,034,250	2.53%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	3,500,000	3,500,000	4.36%
PCG Select Series I LLC - Series A Preferred Stock	June 23, 2016	—	$800,000	$800,000	1.00%
Phillips Edison Grocery Center	February 3, 2016	3,330	26,788	36,628	0.05%

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

Security	Initial Acquisition Date	Shares or Principal	Cost	Value	% of Net Assets
PineBridge Secondary Partners IV SLP	September 19, 2017	—	160,653	200,154	0.25%
PRISA III Fund LP	September 26, 2017	418,410	418,410	433,739	0.54%
RS17 Rexburg Preferred LLC	September 21, 2017	—	970,000	1,000,000	1.25%
Rosebrook Opportunities Fund LP	February 2, 2017	—	1,165,946	1,067,583	1.33%
RRA Credit Opportunity Fund LP	December 12, 2017	—	661,256	659,333	0.82%
Saratoga Springs Partners, LLC, 9.50%, 11/1/2017	May 5, 2017	500,000	482,500	500,000	0.62%
Shopoff Land Fund III LP	April 28, 2015	56	46,437	45,282	0.06%
Star Mountain Diversified Small Business Access Fund II LP	June 2, 2017	—	703,325	727,513	0.91%
Stonehill Strategic Hotel Credit Opportunity Fund II LP	July 18, 2016	—	833,072	998,345	1.24%
Tout, Inc. - Convertible Promissory Note, 5.00%, 1/1/2018	September 8, 2017	1,200,000	1,200,000	1,200,000	1.49%
Tout, Inc. - Convertible Promissory Note, 8.00%, 5/12/2018	May 15, 2017	1,000,000	1,000,000	1,000,000	1.24%
Tout, Inc. - Series C Preferred Stock	June 2, 2016	—	1,100,000	1,842,086	2.29%
Uniprop Manufactured Housing Communities Income Fund II	August 31, 2015	1,725	14,801	22,511	0.03%
Walton Real Estate Fund VIII LP	May 24, 2017	—	330,982	365,541	0.46%
Waratek Ltd. - Series B-2 Shares	December 28, 2017	560,748	2,721,042	3,366,643	4.19%
			$44,815,027	$50,931,148

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

8. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain security shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of December 31, 2017 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Security Description	Value Beginning of Year	Purchases	Sales Proceeds	Securities no longer meeting the definition of an affiliated investment	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Value End of Year	Dividends Credited to Income
Brookwood SFL Investor Co-Investment Vehicle, LLC	$—	$1,250,000	$—	$—	$151,882	$—	$—	$1,401,882	$—
Clear Guide Medical, Inc.	2,989,100	—	—	—	495,198	—	(5,073)	3,479,225	—
Gravity Ranch Fund I LP	—	500,000	—	—	—	—	—	500,000	—
PCG Select Series I LLC - Series A Preferred Stock*	816,359	—	—	(800,000)	(16,359)	—	—	—	—	**
Rosebrook Opportunities Fund LP	—	1,311,892	—	—	(98,362)	—	(145,947)	1,067,583	—
RS17 Rexburg Preferred LLC	—	1,000,000	—	—	30,000	—	(30,000)	1,000,000
RRA Credit Opportunity Fund LP	—	661,256	—	—	(1,923)	—	—	659,333	—
Waratek Ltd. - Series B-2 Shares	—	2,721,042	—	—	645,601	—	—	3,366,643	660
	$3,805,459	$7,444,190	$—	$(800,000)	$1,206,037	$—	$(181,020)	$11,474,666	$660

*

Affiliated security as of December 31, 2016, but no longer meeting the 5% ownership in voting securities definition for the year ended December 31, 2017. The inclusion in the table above is to provide the net change for affiliated securities as a whole. The security is still held in the portfolio, see the Schedule of Investments for current value.

**

Dividends accrued for the year ended December 31, 2017 were $81,963. The amount is not included in the table above as the security no longer meets the definition of an affiliated investment. This amount is included in the “Dividends from unaffiliated issuers” amount in the Statement of Operations.

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge of the offering price. From January 2, 2015 to October 19, 2017 the maximum sales charge on Class A shares was 6.00% and 5.75% from October 20, 2017 to December 31, 2017. Class C shares are not subject to sales loads but are subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase. For the year ended December 31, 2017, the various broker dealers received $428,852 in underwriting commissions for sales of shares, of which $93,609 was retained by the principal underwriter or other affiliated broker-dealers. For the year ended December 31, 2017, contingent deferred sales charges in the amount of $1,621 were applied to Class C shareholders.

Wildermuth Endowment Strategy Fund Notes to Financial Statements - Continued December 31, 2017

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on January 29, 2018. 100,868 shares of Class A and 14,944 shares of Class C were tendered. No Class I shares were tendered. The shares tendered represented 1.83% of the Fund’s outstanding shares on the Repurchase Pricing Date.

Subsequent to the report date and prior to the issuance of the annual report, market conditions adversely affected the valuation of the Fund’s investment in LJM Fund LP. On February 5, 2018 volatility and options markets experienced an extreme outlier event. The movement in the VIX Index, a proxy for implied volatility, reached record levels. The aggregate move of 20 points in VIX on this date was the greatest in VIX history. While the LJM Strategies do hold long options to help mitigate risk, the extreme VIX movements resulted in settlement option prices that caused the significant losses. Losses were so severe because as volatility spiked exponentially, the illiquidity in the markets severely limited LJM’s ability to reduce risk. The liquidation of open positions on February 6, 2018 caused additional substantial losses from the prior day’s closing prices. All open positions were liquidated, and the accounts are holding remaining cash balances. The Fund’s investment in LJM Fund L.P. was liquidated effective March 13, 2018 for total proceeds of $285,983. These conditions did not exist as of the December 31, 2017 report date and have not been adjusted in the financial statements.

Management has concluded that there are no outstanding circumstances requiring adjustment or disclosure in the financial statements.

Wildermuth Endowment Strategy Fund Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Wildermuth Endowment Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wildermuth Endowment Strategy Fund (the Fund) as of December 31, 2017, the related statements of operations, changes in net assets and cash flows, including the related notes, and the financial highlights for the year then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2016 and the financial highlights for the periods ended December 31, 2016 and December 31, 2015 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 28, 2017.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, counterparties, underlying fund advisors, or by other appropriate audit procedures, where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of Wildermuth Endowment Strategy Fund since 2018.

Boston, Massachusetts
May 25, 2018

Wildermuth Endowment Strategy Fund Trustees and Officers December 31, 2017 (Unaudited)

Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Anthony Lewis, Age 71	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm)	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee, Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Northern Lights Fund Trust II (mutual fund complex)
R. Martel Day, Age 68	Trustee, Since December 2013	Principal of NLR Advisory Services, LLC (since 2013); Manager and CEO (2013) and Manager and President (2009-2013) of Independence Realty Securities, LLC; Manager and President of Independence Realty Advisor, LLC (2009-2013); Executive Vice President of Independence Realty Trust, Inc. (2009-2013); Manager and President of Independence Mortgage Advisor, LLC (2011-2013); Executive Vice President of Independence Mortgage Trust, Inc. (2011-2013); Executive Vice President - Director of Business Development of Inland Securities Corporation (2005-2009)	1

Director, and Member of the Audit Committee, Jones Lang LaSalle Income Property Trust; Director, Inland Bancorp, Inc.; Former Director and Past Chairman, Investment Program Association; Director, SFA Holdings

Randall D. Fretz, Age 65	Trustee, Since December 2013	Principal, Aperio Advisory Services, LLC (since 2017); Consultant/Chief of Staff, Kids II (design/manufacture children’s products)(since 2014); Senior Vice President (2003-2014) and Corporate Secretary (2013-2014) of Columbia Property Trust (NYSE: CXP); Senior Vice President (2005-2013) and Assistant Secretary (2010-2013) of Wells Timberland REIT, Inc. (now known as CatchMark Timber Trust, Inc. (NYSE: CTT); Senior Vice President of Wells Core Office Income REIT, Inc. (2007 – 2013)	1	None

Wildermuth Endowment Strategy Fund Trustees and Officers - Continued December 31, 2017 (Unaudited)

Interested Trustees and Officers
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Daniel Wildermuth^, Age 54	Trustee, Chairman of the Board, President and Chief Executive Officer	President and CEO, Wildermuth Advisory, LLC from 2013 to present; CEO, Kalos Capital and associated Kalos companies from 2001 to present; CEO, Wildermuth Asset Management from 2016 to present; CEO, Wildermuth Securities from 2017 to present.	1

Director, Waratek Inc, 2017 to present; Chairman and Director, ClearGuide Medical, Inc. 2016 to present; Director, Investment Program Association, 2017 to present; Director Real Asset Advisor, 2016 to present

Carol Wildermuth^, Age 53	Trustee and Executive Vice President	CFO, Wildermuth Advisory 2013 to present; President, Wildermuth Securities 2017 to present; President, Kalos Companies, 2016 to present; President, Wildermuth Asset Management, 2016 to present; COO, Kalos Companies from 1997 to 2016;	1	None
Gerard Scarpati, Age 62	Treasurer and Chief Financial Officer	Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present; Independent Consultant to the Securities Industry from 2004 to February 2010	N/A	N/A
Perpetua Seidenberg, Age 28	Chief Compliance Officer

Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 to present; Auditor, PricewaterhouseCoopers from September 2012 to March 2014. MBA student from August 2011 to August 2012.

			N/A	N/A
Candice Lightfoot^, Age 36	Secretary

COO, Wildermuth Advisory, LLC from Dec 2016 to present; Vice President of Operations from 2015 to 2016; Operations Manager from 2013 to 2015; Project Manager, Kalos Financial, Kalos Capital & Kalos Management from 2012 to 2016; Client Services Manager, Hansch Financial Group from 2009 to 2012.

			N/A	Director, ClearGuide Medical, Inc., 2018 to present

Wildermuth Endowment Strategy Fund Trustees and Officers - Continued December 31, 2017 (Unaudited)

Interested Trustees and Officers (continued)
Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Amanda Coetzee^, Age 57	Assistant Secretary	Chief Compliance Officer, Wildermuth Advisory, LLC from 2013 to present; Assistant Portfolio Manager, Kalos Management from 2003 to 2013	N/A	N/A

*	The address for the trustee and officer listed is 11525 Park Woods Circle, Ste. 200, Alpharetta, Georgia 30005-2422.

**	The term of office for each trustee and officer listed above will continue indefinitely.

***	The term “Fund Complex” refers to all present and future funds advised by Wildermuth Advisory, LLC.

^	“Interested persons” of the Trust as that term is defined under the 1940 Act because of their affiliation with Wildermuth Advisory, LLC, the Fund’s Adviser.

Wildermuth Endowment Strategy Fund Additional Information December 31, 2017 (Unaudited)

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the most recent period ended June 30, as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-889-8981 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-889-8981.

Tax Information — For Federal income tax purposes, the Fund designates $1,098,845 as a 20% rate gain distribution for purposes of the dividends paid deduction for the fiscal year ended December 31, 2017.

Change in the Independent Registered Public Accounting Firm — On April 21, 2018, the Board of Trustees of the Wildermuth Endowment Strategy Fund (the Fund), approved RSM US, LLP (RSM), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended December 31, 2017. BBD LLP (BBD), served as the independent registered public accounting firm for the Fund until February 28, 2018, on which date BBD terminated its engagement. BBD’s report on the Fund’s financial statements for the years ended December 31, 2015 and December 31, 2016 did not contain adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements during the Fund’s two most recent fiscal years with BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in connection to its report. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during this same period. BBD has furnished the Fund with a letter addressed to the Securities and Exchange Commission stating it agrees with the above statements.

Renewal of the Management Agreement:

The Adviser manages and oversees the Fund’s investment program pursuant to a Management Agreement. At a meeting of the Fund’s Board of Trustees on November 30, 2017, the Trustees approved the continuation of the Management Agreement for an additional one-year term. In considering whether to approve the Agreement, the Trustees reviewed such information and considered such factors as they deemed relevant, including the nature, extent and quality of the services provided by the Adviser to the Fund; the investment performance of the Fund; the costs of services provided to the Fund; the profits to be realized by the Adviser and its affiliates from the relationship; and the extent to which economies of scale can and/or will benefit shareholders.

At the meeting, the Trustees reviewed various materials, including the Adviser’s responses to a questionnaire sent on behalf of the Board. This information included the Management Agreement, the Adviser’s Form ADV, a description of the firm and its organizational and management structure, its history and the manner in which investment decisions are made and executed, the financial condition of the Adviser and its ability to provide the services required under the Management Agreement, an overview of the personnel that perform services for the Fund, the Adviser’s compliance policies, and its regulatory history.

The Adviser’s response also included information on Fund expenses, including comparative expense ratio information for other investment companies with strategies similar to the Fund. The Trustees also reviewed a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Trustees in considering a one-year renewal of the Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

Services Provided. The Trustees reviewed and analyzed various factors that they determined were relevant. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Management Agreement and that the Adviser may reasonably be expected to continue to provide a high quality of services under the Management Agreement with respect to the Fund.

Wildermuth Endowment Strategy Fund Additional Information - Continued December 31, 2017 (Unaudited)

Performance. The Board reviewed information provided by the Adviser relating to the Fund’s performance since inception as compared to its benchmark as well as a group of comparable funds and its Morningstar category. The Trustees noted that the Fund had outperformed its peer group and its benchmark for the period since inception through September 30, 2017, and further noted that information for the Morningstar category for the since-inception period was not available. The Board also took notice that the Fund had outperformed its peer group for the one year period but had underperformed its Morningstar Category and benchmark for the same period. The Board also took note of the fact that the Fund had outperformed a blended benchmark of 60% S&P 500/40% Barclays Aggregate for the one-year period. The Board acknowledged the continuing difficulty in determining a peer group for the Fund in light of its relatively unique structure and approach. After further discussion, the Board concluded that the Fund’s past performance was acceptable.

Fees and Expenses. The Board discussed the fee level set by the Management Agreement and the Fund’s total operating expenses as compared to a peer group prepared by the Adviser. The Board noted that its advisory fee was generally within the range of those in its peer group although on the higher end. The Board also noted the Adviser’s commitment to renew the current expense limitation agreement, under which the Adviser had agreed to waive or limit its advisory fee and/or reimburse expenses in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.50% and 3.25%, of Fund’s average net assets for Class A and Class C shares, respectively, until at least April 30, 2019. The Board concluded that, based on Adviser’s experience, expertise and services provided to Fund and the unique nature of the Fund’s strategy, the advisory fee charged by the Adviser, although on the higher end of the Fund’s peers, was reasonable. The Board also noted that the Adviser does not expect to receive additional “fall-out” benefits beyond advisory fees for the foreseeable future, although it took note that the Adviser’s affiliate, Wildermuth Securities, had been named the co-principal underwriter for the Funds shares, and agreed to review any benefits to the Adviser from this arrangement in future years.

Profitability. The Board considered the level of profits accrued and that could be expected to accrue to the Adviser with respect to the Fund based on the profitability analysis and selected financial information provided by the Adviser. The Board considered the advisory fees paid to the Adviser under the Management Agreement for a twelve month period ended September 30, 2017, and noted that the Adviser had not realized a profit from the Fund since its inception. The Board discussed the services provided by the Adviser, the Adviser’s commitment to the Fund and its willingness to continue its current expense limitation agreement, and concluded that profits realized from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. The Board considered the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors. The Board discussed the current size of the Fund and the Adviser’s expectations for growth thereof, and concluded that any material economies of scale would not be achieved in the near term.

Based upon all of the foregoing considerations, the Board, including a majority of the Independent Trustees, approved the continuation of the Management Agreement for the Fund.

Wildermuth Endowment Strategy Fund Privacy Policy

1.	POLICY

Wildermuth Endowment Strategy Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.	HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.	WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

●	Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

●	Account History, including information about a shareholder’s losses or gains; and

●	Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.	WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.	UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Adopted December 2013

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Investment Adviser

Wildermuth Advisory, LLC
11525 Park Woods Circle, Ste. 200
Alpharetta, Georgia 30005

Co-Distributors

Wildermuth Securities, LLC
11525 Park Woods Circle Ste. 220
Alpharetta, Georgia 30005-2422

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Wildermuth Endowment Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Principal underwriters and co-distributors are
Wildermuth Securities, LLC and UMB Distribution Services, LLC
Members of FINRA

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code is attached as an exhibit.

(c) There have been no substantive amendments during the period covered by this report, to a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Randall D. Fretz is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by BBD, LLP during the fiscal year 2016, and RSM US, LLP during the fiscal year 2017, were as follows:

(a) Audit Fees.

Fiscal year ended December 31, 2017:	$80,000
Fiscal year ended December 31, 2016:	$20,400

(b) Audit-Related Fees. The fees for professional services performed were in connection with the audit of the seed financial statements of the Registrant.

Fiscal year ended December 31, 2017:	$0
Fiscal year ended December 31, 2016:	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended December 31, 2017	$0
Fiscal year ended December 31, 2016	$2,000

(d) All Other Fees.

Fiscal year ended December 31, 2017	$0
Fiscal year ended December 31, 2016	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Registrant’s Audit Committee has adopted, and the Registrant’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) None.

(g) During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 12(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of December 31, 2017:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Daniel Wildermuth	Trustee, Chairman of the Board, President and Chief Executive Officer.	Since September 2013

Mr. Wildermuth has over 25 years of experience in the financial services industry. As a Chief Investment Officer (“CIO”) for the past 17 years, Mr. Wildermuth has created and managed multiple domestic and international equity and fixed income investment portfolios.

As CIO of an advisory firm and Chief Executive Officer of a brokerage firm, Mr. Wildermuth has analyzed and invested in securities and has also completed due diligence and made investment recommendations on various alternative investments, but he has no prior experience managing a publicly registered, closed-end fund. Mr. Wildermuth received a B.S. in engineering from Stanford University and an M.B.A. in Finance from the Anderson School at the University of California, Los Angeles.

Daniel Wildermuth serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund’s portfolio.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2017:

The Investment Adviser (Wildermuth Advisory, LLC)

Name	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fees is Based on Performance	Total Assets for Which Advisory Fees is Based on Performance
Daniel Wildermuth	Registered Investment Companies	Zero	Zero	Zero	Zero
	Other Pooled Investment Vehicles	Zero	Zero	Zero	Zero
	Other Accounts	805	$134,919,120	Zero	Zero

Potential Conflicts of Interests

The Investment Adviser (Wildermuth Advisory, LLC)

Daniel Wildermuth is responsible for managing other accounts, including registered investment companies, separate accounts and other pooled investment vehicles. He may manage separate accounts and other pooled investment vehicles that may have materially higher, lower or different fee arrangements than the Registrant and may in the future also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The investment adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The investment adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the investment adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The portfolio managers receive a salary, retirement plan benefits and discretionary bonuses from the investment adviser and/or the sub-adviser, as applicable.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of December 31, 2017:

The Investment Adviser (Wildermuth Advisory, LLC)

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Daniel Wildermuth	$500,001 - $1,000,000 through Wildermuth Advisory, LLC

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2017	0	0	0	0
Feb. 1-28, 2017 (1)	42,412	$11.96	0	0
Mar. 1-31, 2017	0	0	0	0
Apr. 1-30, 2017	0	0	0	0
May. 1-31, 2017 (2)	62,602	$12.27	0	0
Jun. 1-30, 2017	0	0	0	0
Jul. 1-31, 2017	95990	$12.43	0	0
Aug. 1-31, 2017 (3)	0	0	0	0
Sep. 1-30, 2017	0	0	0	0
Oct. 1-31, 2017	102,956	$12.82	0	0
Nov. 1-30, 2017 (4)	0	0	0	0
Dec. 1-31, 2017	0	0	0	0
Total	105,014	$12.46	0	0

Class C:	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2017	0	0	0	0
Feb. 1-28, 2017 (1)	5,596	$11.87	0	0
Mar. 1-31, 2017	0	0	0	0
Apr. 1-30, 2017	0	0	0	0
May. 1-31, 2017 (2)	1,143	$12.16	0	0
Jun. 1-30, 2017	0	0	0	0
Jul. 1-31, 2017	8156	$12.29	0	0
Aug. 1-31, 2017 (3)	0	0	0	0
Sep. 1-30, 2017	0	0	0	0
Oct. 1-31, 2017	10,946	$12.66	0	0
Nov. 1-30, 2017 (4)	0	0	0	0
Dec. 1-31, 2017	0	0	0	0
Total	6,739	$12.35	0	0

Class I(5):	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Jan. 1-31, 2017	0	0	0	0
Feb. 1-28, 2017	0	0	0	0
Mar. 1-31, 2017	0	0	0	0
Apr. 1-30, 2017	0	0	0	0
May. 1-31, 2017 (2)	0	0	0	0
Jun. 1-30, 2017	0	0	0	0
Jul. 1-31, 2017	0	0	0	0
Aug. 1-31, 2017 (3)	0	0	0	0
Sep. 1-30, 2017	0	0	0	0
Oct. 1-31, 2017	0	0	0	0
Nov. 1-30, 2017 (4)	0	0	0	0
Dec. 1-31, 2017	0	0	0	0
Total	0	$0	0	0

(1)	On December 30, 2016 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of February 1, 2017 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 164,990 shares represented 5% of the Registrant's total outstanding shares.

(2)	On March 30 , 2017 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of May 1, 2017 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 198,691 shares represented 5% of the Registrant's total outstanding shares.

(3)	On June 30 , 2017 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of July 31, 2017 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 241,906 shares represented 5% of the Registrant's total outstanding shares.

(4)	On September 29 , 2017 the Registrant offered to repurchase up to 5% of the Registrant’s total outstanding shares as of October 30, 2017 ( the "Repurchase Request Deadline"). On the Repurchase Request Deadline, 281,900 shares represented 5% of the Registrant's total outstanding shares.

(5)	Class I inception date was April 28, 2017.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were minor changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) made during the Registrant’s second fiscal quarter of the period covered by this report. The changes are designed to improve Registrant’s internal control over financial reporting. However, those changes did not materially affect and were not reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Endowment Strategy Fund

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Daniel Wildermuth
By: Daniel Wildermuth
Trustee, Chairman of the Board, President and Chief Executive Officer
(Principal Executive Officer)
May 29, 2018

/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
May 29, 2018